U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 25, 2001



                      DALLAS GOLD AND SILVER EXCHANGE, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)




                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)





        1-11048                                          88-0097334
        -------                                          ----------
(Commission file number)                    (IRS employer identification number)




                      2817 Forest Lane, Dallas, Texas 75234
                      -------------------------------------
                     (Address of principal executive office)




        Registrant's telephone number, including area code: (972)484-3662

Item 5. Other Information:

At the annual meeting of stockholders of Dallas Gold & Silver Exchange, Inc. held on June 25, 2001, the stockholders voted to adopt an amendment to the Company's articles of incorporation changing the name of the Company to DGSE Companies, Inc. The amendment was adopted by 4,541,507 shares of Common Stock voting in favor and 1,967 shares of Common Stock voting opposed. There were a total of 4,927,990 shares of Common Stock outstanding and entitled to vote at the meeting.



Item 7. Financial Statements and Exhibits.

     (c) Exhibits:

         1.0 Certificate of Amendment to Articles of Incorporation of Dallas Gold & Silver Exchange, Inc.


                                    SIGNATURE

In accordance with section 13 and 15(d) of the Exchange Act, the Registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Dallas Gold And Silver Exchange, Inc.
                                    /s/ Dr. L.S. Smith
                                    ------------------------------------
                                    Dr. L.S. Smith
                                    Chairman of the Board
Dated: July 3, 2001